WINTER STREET OFFICE PARK
                             245 - 265 WINTER STREET
                             WALTHAM, MASSACHUSETTS
                                      LEASE
                                   dated as of
                                   MAY_, 1996

  ARTICLE I

1.1 REFERENCE DATA

  Subjects referred to each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Article:

  LANDLORD: K/B Fund III

  LANDLORD'S ORIGINAL ADDRESS:       c/o Koll Management Services, Inc.
                                     60 State Street
                                     Boston, MA 02109

  LANDLORD'S CONSTRUCTION REPRESENTATIVE: Robert Tagliamonte

  TENANT: The Software Developer's Company, Inc.

  TENANT'S ORIGINAL ADDRESS:   90 Industrial Park Road
                               Hingham, MA 02043

  TENANT'S CONSTRUCTION REPRESENTATIVE:
                                       -------------------------------
  TENANT'S FINAL PLANS DATE: Not Applicable

  SCHEDULED TERM COMMENCEMENT DATE: June 1, 1996

  TENANT'S SPACE:        5,760 Rentable Square Feet on the First (1st) Floor
                         of Building 245 as shown on Exhibit E
                         attached hereto.

  TERM: Sixty (60) full calendar months

  ANNUAL FIXED RENT:           YEAR          ANNUAL                    MONTHLY
                               ----          ------                    -------
                               1             $95,040.00                $7,920.00
                               2 - 5         $100,800.00               $8,400.00

  ANNUAL ELECTRICITY CHARGE: $1.00

  TENANT'S TAX BASE: Tax Year 1996 (July 1, 1995 - June 30, 1996)

  TENANT'S OPERATING EXPENSE BASE:      Calendar Year 1996 (January 1,
                                        1996 - December 31, 1996)

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RENTABLE FLOOR AREA OF THE BUILDING:    89,305 Rentable Square Feet
                                        with respect to 245 Winter
                                        Street.

PERMITTED USES: Office Purposes

PUBLIC LIABILITY INSURANCE:             Bodily Injury - $5,000,000.00
                                        Property Damage - $5,000,000.00

SECURITY DEPOSIT: $16,885.00

1.2 EXHIBITS. There are incorporated as a part of this Lease:

        EXHIBIT A - Description of Lot
        EXHIBIT B - Construction
        EXHIBIT C - Tenant Plan Requirements
        EXHIBIT D - Landlord's Services
        EXHIBIT E - Floor Plan
        EXHIBIT F - Required Tenant Work General Conditions

1.3 TABLES OF ARTICLES AND SECTIONS

ARTICLE I - REFERENCE DATA
  1.1      Subjects Referred To
  1.2      Exhibits
  1.3      Table of Articles and Sections

ARTICLE II - PREMISES, TERM AND RENT
  2.1      The Premises
  2.2      Rights to Use Common Facilities
  2.3      Landlord's Reservations
  2.4      Commencement of Term
  2.5      Monthly Fixed Rent Payments
  2.6      Adjustment for Operating Expenses
  2.7      Adjustment for Real Estate Taxes
  2.8      Due Date of Additional Payments; No Offsets
  2.9      Security Deposit

ARTICLE III - ALTERATIONS AND CONSTRUCTION
  3.1      Alterations  and  Additions  by Tenant
  3.2      Real Estate Taxes on Leasehold Improvements
  3.3      Landlord's Right to Make Alterations

ARTICLE IV - LANDLORD'S  COVENANTS;  INTERRUPTIONS  AND DELAYS
  4.1      Services  Furnished by Landlord
  4.2      Additional  Services  Available  to Tenant
  4.3      Additional  Air  Conditioning  Equipment
  4.4      Roof, Exterior Wall, Floor Slab and Common Facility Repair
  4.5      Door Signs and Directory
  4.6      Quiet Enjoyment


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ARTICLE V - TENANT'S COVENANTS
   5.1     Payments
   5.2     Repair and Yield Up
   5.3     Use
   5.4     Obstructions, Items Visible from Exterior; Rules and Regulations
   5.5     Safety Appliances
   5.6     Assignment; Sublease
   5.7     Indemnity; Insurance
   5.8     Personal Property at Tenant's Risk
   5.9     Right of Entry
   5.10    Floor Load; Prevention of Vibration and Noise
   5.11    Personal Property Taxes
   5.12    Payment of Litigation Expenses
   5.13    Compliance with Insurance Regulations
   5.14    Subject to Applicable Law
   5.15    Fines and Penalties

ARTICLE VI -  CASUALTY  AND  TAKING
   6.1     Termination  or  Restoration;  Rent Adjustment
   6.2     Eminent Domain  Damages  Reserved
   6.3     Temporary  Taking

ARTICLE VII - DEFAULT
   7.1     Events of Default
   7.2     Damages

ARTICLE VIII - MISCELLANEOUS
   8.1     Computation of Rentable Floor Areas
   8.2     Notice of Lease; Consent of Approval; Notices; Bind and Inure
   8.3     Landlord's Failure to Enforce
   8.4     Acceptance of Partial Payments of Rent; Delivery of Keys
   8.5     Cumulative Remedies
   8.6     Partial Invalidity
   8.7     Self-Help
   8.8     Tenant's Estoppel Certificate
   8.9     Waiver of Subrogation
   8.10    All Agreements Contained
   8.11    Brokerage
   8.12    Submission Not an Option
   8.13    Applicable Law
   8.14    Waiver of Jury Trial
   8.15    Holdover
   8.16    Arbitration
   8.17    Inability to Perform
   8.18    Exculpatory Clause
   8.19    Parties Bound - Seisin of Title

ARTICLE IX - RIGHTS OF PARTIES HOLDING PRIOR INTERESTS
   9.1     Lease Subordinate
   9.2 Rights of Holder of Mortgage to Notice of Defaults Landlords and to Cure Same.


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                                   ARTICLE II

                             PREMISES, TERM AND RENT

2.1 THE PREMISES

Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Tenant's Space in the Building. The demise of the Premises does not include faces of exterior walls, the common stairways and stairwells, elevators and elevator shafts, fan rooms, electric and telephone closets, janitor closets, freight elevator vestibules, and pipe, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building, and if Tenant's Space includes less than the entire rentable area of any floor, excluding the common corridors, elevator lobbies and toilets located on such floor. Tenant's Space with such exclusions is hereinafter referred to as the "PREMISES". Landlord reserves the right, at its own cost and expense, to require Tenant, upon not less than thirty (30) days' notice, to relocate its Premises elsewhere in the Building to an area of substantially equivalent size, construction and finish as designated by Landlord. Any dispute between the parties as to whether the area designated by Landlord is "substantially equivalent" shall be submitted to arbitration pursuant to Section 8.16 hereof The term "Building" means the building in which the Premises are located, and the term "Lot" means all, and also any part of, the land described in Exhibit A in whole or in part and subject to minor adjustments of the lot boundaries. "PROPERTY" means the Building and Lot and other improvements on the Lot including, without limitation, other buildings on the Lot.

2.2 RIGHTS TO USE COMMON FACILITIES

Tenant shall have, as appurtenant to the Premises, rights to use in common, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice: (a) the common lobbies, corridors, stairways, elevators and loading platform of the Building, and the pipes, ducts, conduits, wires and appurtenant meters and equipment serving the Premises in common with others, (b) common walkways and driveways necessary for access to the Building, (c) if the Premises included less than the entire rentable area of any floor, the common toilets, corridors and elevator lobbies of such floor and (d) the common parking facilities adjacent to the Building (Tenant hereby acknowledging that (i) parking is available on a first-come, first-served basis only, (ii) Tenant, its employees, agents, contractors and invitees shall not be entitled to use at any time in excess of 3 parking spaces per 1,000 square feet of Rentable Square Feet of the Premises, (iii) Landlord shall have the right to designate exclusive and/or reserved parking areas, and (iv) Landlord shall have the right to institute measures reasonably necessary to enforce the foregoing); and no other appurtenant rights or easements.

2.3 LANDLORD'S RESERVATIONS

Landlord reserves the right from time to time, without unreasonable interference with Tenant's use: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Building, and (b) to alter or relocate any other common facility, provided that substitutions are substantially equivalent or better. Installations, replacements and reallocations referred to in clause (a) above shall be located so far as practicable in the central core area of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises.

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2.4 COMMENCEMENT OF TERM

Tenant  shall have and hold the  Premises  for a period  commencing  on the date
("TERM COMMENCEMENT DATE") which is the earlier of (a) the Substantial Completion Date, as defined in Exhibit B to the Lease, or (b) that date on which Tenant commences occupancy of any portion of the Premises for the Permitted Uses and shall expire as of the Termination Date.

If Landlord shall be unable to give possession of the Premises on the Scheduled Term Commencement Date because the Premises are not completed and ready for occupancy, or due to the holding over or retention of possession of any tenant or occupant, or if repairs, improvements or decorations of the Premises or of the Building are not completed, or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date, nor shall such failure affect the continuing validity of this Lease.

2.5 MONTHLY FIXED RENT PAYMENTS

Tenant shall pay, without notice or demand, monthly installments of 1/12 of (a) the Annual Fixed Rent, and (b) a charge ("ANNUAL ELECTRICITY CHARGE") equal to $1.00 per annum for each square foot of Rentable Floor Area of the Premises for tenant electricity, as described in paragraph VI (A) of Exhibit D, in advance on the first day of each month for each full calendar month of the Term, and the corresponding fraction of said amounts for any fraction of a calendar month at the beginning or end of the Term. Notwithstanding the provisions hereof, Tenant shall pay the first monthly installment of Annual Fixed Rent on the execution of this Lease.

Rental and any other sums due hereunder not paid by the date due shall bear interest for each month or fraction thereof from the due date until paid computed at the annual rate of two (2) percentage points over the so-called prime rate as published in The Wall Street Journal, or at any applicable lesser maximum legally permissible rate for debts of this nature.

In addition, should Tenant fail to pay when due rental and any other sums due hereunder, Tenant acknowledges that Landlord will incur additional administrative expenses which are difficult to determine. Therefore, in such event, Landlord may assess against Tenant, from and after the tenth (10th) day following the date on which any sum shall be due and payable, a late payment fee equal to five (5%) of the sum due from Tenant to Landlord.

2.5.1. RENT REDUCTION

Provided Tenant has not been in default during the Term, and there exists no condition which with the passage of time or the giving of notice, or both, would constitute a default under this Lease, Landlord shall waive Tenant's obligation to pay Monthly Fixed Rent for the 11th and 12th calendar months during the Term. If Tenant subsequently defaults during the Term, then in addition to and without limiting Landlord's other remedies, Tenant shall pay to Landlord an amount equal the Fixed Monthly Rent payments which were hereby waived.



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2.6 ADJUSTMENT FOR OPERATING EXPENSES

A. Terms used herein are defined as follows:

(a) "OPERATING YEAR" shall mean any 12 month period elected by Landlord for operating purposes. Landlord's current Operating Year commences on January 1, of each year. If Landlord should elect to change said Operating Year, Landlord shall notify Tenant thereof, and all calculations required to be made at the end of a Operating Year shall be made and proportioned accordingly.

(b) "OPERATING EXPENSES FOR THE PROPERTY" means the cost of operation of the Property which shall exclude costs of special services rendered to tenants (including Tenant) for which a separate charge is made, and items of expense referred to in Section 2.7 hereof, but shall include, without limitation, the following: Premiums for insurance carried with respect to the Property
(including insurance against loss in case of fire or casualty, monthly installments of Annual Fixed Rent and any additional rent which may be due under this Lease and other leases of space in the Building and, if there be any first mortgage of the Property, including such insurance as may be required by the holder of such first mortgage); compensation and all fringe benefits, Worker's Compensation Insurance premiums and payroll taxes paid to, for or with respect to all persons engaged in the operating, repairing, maintaining, or cleaning of the Building or Lot; steam, water, sewer, gas, oil and telephone charges; electricity provided to the Building and to the Premises; cost of building and cleaning supplies and equipment; related equipment, facilities and appurtenances, elevators, cooling and heating equipment, provided, however, that with respect to the replacement of any capital items or the making of any capital expenditures (collectively called "capital expenditures") the total amount of which is not properly incredible in Operating Expenses for the Operating Year in which they were made, there shall be included in Operating Expenses for each Operating Year in which and after such capital expenditure is made the annual charge-off of such capital expenditure. The annual charge-off shall be determined by (i) dividing the original cost of the capital expenditure by the number of years of useful life thereof. The useful life shall be reasonably determined by Landlord; and (ii) adding to such quotient an interest factor computed on the unamortized balance of such capital expenditure at an annual rate of either one percentage point over the AA Bond rate [Standard & Poor's corporate composite or, if unavailable, it equivalent] as reported in the financial press at the time the capital expenditure is made or, if the capital item is acquired through third-party financing, then the actual [including fluctuating] rate paid by Landlord in financing the acquisition of such capital item. Provided, further, that if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Operating Expenses for the Property, including, without limitation, energy-related costs, and that such annual projected savings will exceed the annual charge-off of capital expenditure computed as aforesaid, then and in such events, the annual charge-off shall be determined by dividing the amount of such capital expenditure by the number of years over which the projected amount of such savings shall fully amortize the cost of such capital item or the amount of such capital expenditure; and by adding the interest factor, as aforesaid; cost of maintenance, cleaning and repairs, cost of snow removal and care of landscaping; payments under service contracts with independent contractors or subsidiaries or affiliates of Landlord; management fees; and all other expenses paid in connection with the operation, repair, cleaning and maintenance of the Building, Lot and Property.

(c) If during all or part of any Operating Year, Landlord is providing any service or furnishing any item to less than 100% of the Rentable Floor Area of the Property (the cost of which service or item would otherwise constitute a part of Operating Expenses for the Property) on account of (a) any rentable portion of the Property not being occupied or

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leased,  (b) such item not being required or desired by a tenant, (c) any tenant itself obtaining or providing such item, or (d) any other reason, whether similar or dissimilar to the foregoing; then, Operating Expenses for the Property shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if it had performed or furnished such item to 100% of the Property.

(d) "OPERATING EXPENSES ALLOCABLE TO THE PREMISES", as may be adjusted pursuant to Subparagraph (c) hereof, shall mean the same proportion of the Operating Expenses for the Property which are allocable to the Building, as hereinafter defined, as the Rentable Floor Area of Tenant's Space bears to the Rentable Floor Area of the Building actually leased on an average annual basis for said Operating Year. The Operating Expenses for the Property which are allocable to the Building shall be (i) those Operating Expenses attributable solely to the Building, plus (ii) the same proportion of those Operating Expenses attributable to the portions of the Property other than the buildings thereon as the Rentable Floor Area of the Building bears to the Rentable Floor Area of the Property, all as same may be determined and equitably adjusted by Landlord.

(e) The "STATEMENT" shall mean a statement rendered to Tenant by Landlord within 90 days or as soon thereafter as reasonably possible after the end of each Operating Year, provided Landlord's failure to render such Statement within such period shall not limit Tenant's obligations to make any required payments when the Statement is issued. The Statement shall be in reasonable detail, certified by Landlord's representative, and show the Operating Expenses for the Property, the Operating Expenses Allocable to the Premises, amounts already paid by Tenant for Operating Expenses Allocable to the Premises (including Tenant's Operating Expense Base hereof and amounts paid pursuant to part C of this Section 2.6), and the amount of Operating Expenses Allocable to the Premises remaining due from or overpaid by Tenant for the Operating Year or fraction thereof covered by the Statement with appropriate prorations for fractional years.

B. If with respect to any Operating Year of the Term, Operating Expenses Allocable to the Premises exceed Tenant's Operating Expense Base then Tenant shall pay to Landlord as additional rent the amount of such excess. Such payments shall be made at the times and in the manner hereinafter provided in this Section 2.6. Appropriate prorations shall be made for those periods at the beginning or end of the Term which are less than a full Operating Year.

Within 30 days after the date of delivery of such Statement, Tenant shall pay to Landlord or Landlord shall pay to Tenant as the case may be, the balance of the amounts, if any, required to be paid pursuant to the above provisions of this
Section 2.6, except that Landlord may at its option credit any amounts due from it to Tenant against monthly installments of Annual Fixed Rent next thereafter coming due.

C. Commencing on the first day of the first month following the delivery to Tenant of the Statement referred to above and on the first day of each month thereafter until delivery to Tenant of the next such Statement, Tenant shall pay to Landlord, on account of Tenant's share of increases in Operating Expenses Allocable to the Premises anticipated by Landlord for the then current Operating Year, 1/12th of the difference between Operating Expenses Allocable to the Premises calculated by Landlord on the basis of the most recent Operating
Expense data or budget available from time to time, and Tenant's Operating Expense Base.





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2.7 ADJUSTMENTS FOR REAL ESTATE TAXES

Terms used herein are defined as follows:

(a) "TAX YEAR" means the twelve-month period beginning July 1 each year during the Term or if the appropriate governmental tax fiscal period shall begin on any date other than July 1, such other date.

(b) "TAX EXPENSES ALLOCABLE TO THE PREMISES" shall mean the same proportion of the Landlord's Tax Expenses which are allocable to the Building, as hereinafter defined, as the Rentable Floor Area of Tenant's Space bears to the Rentable Floor Area of the Building actually leased on an average annual basis for said Tax Year. The Landlord's Tax Expenses which are allocable to the Building shall be (i) those Tax Expenses attributable solely to the Building, plus (ii) the same proportion of those Tax Expenses attributable to the portions of the Property other than the buildings thereon as the Rentable Floor Area of the Building bears to the Rentable Floor Area of the Property actually leased on an average annual basis for said Tax Year, all as same may be determined and equitably adjusted by Landlord.

(c) "LANDLORD'S TAX EXPENSES" with respect to any Tax Year means the aggregate Real Estate Taxes on the Property with respect to that Tax Year, reduced by any abatements actually received with respect to that Tax Year.

(d) "REAL ESTATE TAXES" means all taxes, levies, betterments, and special assessments of every kind and nature assessed by National, State, Municipal or by any other governmental authority on the Lot or the Building or the Property which the Landlord shall become obligated to pay because of or in connection with the ownership, leasing, operating, use or occupancy of the Lot, the Building, and the Property or based upon rentals derived therefrom; charges, fees and assessments for transit, housing, police, fire or other governmental services or purported benefits to the Building; service or user payments in lieu of taxes; and reasonable expenses of any proceedings for abatement of taxes. The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable therein) of such special tax or special assessment required to be paid during the year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance and transfer taxes; provided, however, that if at any time during the Term the present system of ad valorem tax of real property shall be changed so that in lieu of or in addition to the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Lot or Building or Property, or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect in the jurisdiction in which the Property is located) measured by or based, in whole or in part, upon any such gross rents, than any and all of such taxes shall be included within the term "REAL ESTATE TAXES" but only to the extent that the same would be payable if the Lot, Building or Property were the only property of Landlord.

If with respect to any Tax Year of the Term, Tax Expenses Allocable to the Premises exceed Tenant's Tax Base, then Tenant shall pay to Landlord as additional rent the amount of such excess. Such payments shall be made at the times and in the manner hereinafter provided in this Section 2.7. Appropriate prorations shall be made for those periods at the beginning or end of the Term which are less than a full Tax Year. Within ninety (90) days or as soon thereafter as reasonably possible after the end of such first Tax Year or fraction thereof at the beginning of the Term, and of each succeeding Tax Year during the Term and within ninety (90) days or as soon thereafter as reasonably possible after lease termination

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  (provided Landlord's failure to render such statement within such period shall not limit Tenant's obligations to make any required payments when the statement is issued), Landlord shall render to Tenant a statement in reasonable detail certified by a representative of Landlord showing for the preceding Tax Year or fraction thereof, as the case may be, Landlord's Tax Expenses for the Property, and Tax Expenses Allocable to the Premises.

  Commencing on the first day of the first month following the delivery to Tenant of the statement referred to above and on the first day of each month thereafter until delivery to Tenant of the next such statement, Tenant shall pay to Landlord, on account toward Tenant's share of increases in Tax Expenses Allocable to the Premises anticipated for the then current Tax Year, 1/12th of the total amount of Tax Expenses Allocable to the Premises as shown on the most recent such statement delivered to Tenant. The statements to be rendered to Tenant referred to above shall also show for the preceding Tax Year amounts of Real Estate Taxes already paid by Tenant on account for such year and the amount of Tax Expenses Allocable to the Premises remaining due from or overpaid by Tenant for the Tax Year or fraction thereof covered by the statement. Within 30 days after the date of delivery of such statement, Tenant shall pay to Landlord or Landlord shall pay to Tenant as the case may be, the balance of the amounts, if any, required to be paid pursuant to the above provisions of this Section 2.7, except that Landlord may at its option credit any amounts due from it to Tenant against monthly installments of Annual Fixed Rent next thereafter coming due.

  To the extent that Real Estate Taxes shall be payable to the taxing authority in installments for periods less than a Tax Year, the foregoing statement may be rendered and payments made on account of such installments with respect to such periods rather than with respect to such full Tax Year.

  2.8 DUE DATE, ADDITIONAL RENT; NO OFFSETS

  Except as otherwise specifically provided herein, all sums, amounts, items or charges payable by Tenant to Landlord under this Lease shall be considered as additional rent, and shall be paid by Tenant to Landlord on the first day of the month following the date on which Landlord notifies Tenant of the amount payable or on the tenth day after the giving of such notice, whichever shall be later.

  Any such notice shall specify in reasonable detail the basis of such additional rent. Annual Fixed Rent and additional rent shall be paid by Tenant to Landlord without offset or deduction.

  2.9 SECURITY DEPOSIT

  Contemporaneously with the execution and delivery of this Lease by Tenant, Tenant shall pay to Landlord, in immediately available funds, the Security Deposit, which shall be held by Landlord without liability for interest and as security for the performance by Tenant of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (as defined below). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation which Tenant was obligated, but failed, to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Within thirty (30) days of Landlord's receipt of Tenant's request given at any time after the Term ends, provided Tenant has performed all of its obligations hereunder, Landlord shall return to Tenant the balance of the Security Deposit not applied to satisfy Tenant's obligations. If Landlord transfers its interest in the

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96



Premises, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

                                   ARTICLE III

                      TENANT ALTERATIONS AND CONSTRUCTION

3.1 Alterations and Additions by Tenant

(a) This Section 3.1 shall apply before and during the Term. Tenant shall not make alterations and additions to Tenant's Space except in accordance with plans and specifications and a time schedule therefor first approved by Landlord in writing. All alterations and additions to Tenant's Space shall equal or exceed the specifications and quantities provided in Exhibit D. No amendments or additions to Tenant's approved plans shall be made without the prior written consent of Landlord. Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions which (a) involve or might affect any structural or exterior element of the Building, any area or element outside of the Premises, or any facility serving any area of the Building outside the Premises, or (b) will delay completion of the Premises or Building or (c) will require unusual expense to readapt the Premises to normal office use on Lease termination or increase the cost of construction or of insurance or taxes on the Building or of the services called for by Section 4.1 unless Tenant first gives assurance acceptable to Landlord for payment of such increased cost and that such readaptation will be made prior to such termination without expense to Landlord.

(b) All alterations and additions shall be part of the Building unless and until Landlord shall specify the same for removal pursuant to Section 5.2. Landlord may elect to require Tenant at the expiration or sooner termination of the term of this Lease to restore the Premises to substantially the same condition as existed at the Term Commencement Date. Upon Tenant's written request made prior to the making of any alterations and additions, Landlord shall notify Tenant in writing as to whether Tenant shall be required to remove any such alterations or additions, and to so restore the Premises.

(c) All of Tenant's alterations and additions and installation of furnishings shall be coordinated with any work being performed by Landlord in such manner as to not damage the Property or interfere with Building construction or operation and, except for installation of furnishings, shall be performed by Landlord's general contractor or by contractors or workmen first approved by Landlord. In the event that Tenant shall engage its own contractors to perform such work, Tenant shall pay to Landlord the cost of services provided by Landlord or Landlord's contractor to Tenant and to Tenant's contractors while performing such work, which services shall include, but not be limited to, cleaning, security, rubbish removal, electricity, toilet facilities, and elevators. Tenant's contract with any such contractors shall include the Required Tenant Work General Conditions attached hereto as Exhibit F. and Landlord shall have the right to enforce such General Conditions directly against any of Tenant's contractors. Tenant shall defend, save harmless, exonerate and indemnify Landlord from all injury, loss or damage to any person or property occasioned by or growing out of such work. Tenant agrees that it will not, either directly or indirectly, use any contractors and/or materials if their use will create any difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof. Except for work by Landlord's general contractor, Tenant, before its work is started, shall: secure all licenses and permits necessary therefor, deliver to Landlord a statement of the names of all its contractors and subconstractors and


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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96





 the estimated cost of all labor and material to be furnished by them; and cause each contractor to carry Workmen's Compensation Insurance in statutory amounts covering all the contractor's and subcontractor's employees, Automobile Liability Insurance and comprehensive public liability insurance and property damage insurance with such limits as Landlord may reasonably require but in no event less than, with respect to public liability insurance, $5,000,000.00 and with respect to property damage insurance, $5,000,000.00 (all insurance to be written in companies approved by Landlord and insuring Landlord and Tenant as well as the contractors), and to deliver to Landlord certificates of all such insurance. No installations or work shall be undertaken or begun by Tenant until Tenant has made provision for either written waivers of liens from all contractors, laborers and suppliers of materials for such installations or work the filing of lien bonds on behalf of such contractors, laborers and suppliers, or other appropriate protective measures, approved by Landlord and Tenant has procured appropriate surety payment and performance bonds which shall name Landlord as an additional obligee and Tenant has filed lien bond(s) (in jurisdictions where available) on behalf of such contractors, laborers and suppliers.

 (d) In no event shall any material or equipment be incorporated in or added to the Premises, so as to become a fixture or otherwise a part of the Building, in connection with any such alteration, decoration, installation, addition or improvement which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement. Any mechanic's lien filed against the Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within ten (10) days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. If Tenant fails so to discharge any lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expense or cost incurred by Landlord in so doing within fifteen (15) days after rendition of a bill therefor.

 (e) All installations or work done by Tenant shall be at its own expense and shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof; (ii) orders, rules and regulations of any Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, and governing insurance rating bureaus; (iii) Rules and Regulations of Landlord; and (iv) plans and specifications prepared by and at the expense of Tenant theretofore submitted to and approved by Landlord. All construction work required or permitted by this Lease shall be done in a good and workmanlike manner. Tenant agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees, or independent contractors.

 3.2 REAL ESTATE TAXES ON LEASEHOLD IMPROVEMENTS

 If under Massachusetts law or regulations, the tax assessor is required to include leasehold (real property) improvements in determining the assessed value of the Building, then to the extent that Tenant makes leasehold improvements (including Tenant's original installation and Tenant's subsequent alterations, additions, substitutions and improvements) which are in excess of the general standard of improvements in the remainder of the Building, whether done prior to or after the commencement of the Term of this Lease, Tenant shall pay the real estate taxes attributable to the value of such excess leasehold improvements throughout the Term of this Lease within thirty (30) days after being billed therefor by Landlord.

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96





3.3 LANDLORD'S RIGHT TO MAKE ALTERATIONS

Landlord reserves the right, exercisable by itself or its nominee, at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Property (including the Building and the Premises), and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, and stairways thereof, as it may deem necessary or desirable, and to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and other buildings on the Property, provided, however, that there be no unreasonable obstruction of the right to access to, or unreasonable interference with the use of the Premises by Tenant. Nothing contained in this Section 3.3 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority. Landlord reserves the right to adopt at any time and from time to time to change the name or address of the Building and the Property. Neither this Lease nor any use by Tenant shall give Tenant any right or easement for the use of any door or any passage or any concourse connecting with any other building or to any public convenience, and the use of such doors, passes and concourses and of such conveniences may be regulated or discontinued at any time and from time to time by Landlord without notice to Tenant and without affecting the obligation of Tenant hereunder or incurring any liability to Tenant therefor, provided, however, that there be no unreasonable obstruction of the right to access to, or unreasonable interference with the use of the Premises by Tenant.

Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Property or the Building, however the necessity may occur. Subject to
Section 8.18, in case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, Landlord shall not liable to Tenant therefor, nor except as expressly otherwise provided in Section 6.1 shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.




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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5. 1.96




                                   ARTICLE IV

                 LANDLORD'S COVENANTS; INTERRUPTIONS AND DELAYS

Landlord covenants:

4.1 SERVICES FURNISHED BY LANDLORD

To furnish services, utilities, facilities and supplies ("LANDLORD'S SERVICES") set forth in Exhibit D, which Landlord's Services Landlord shall have the right to change, from time to time, provided that Landlord's Services (i.e. at the time that Landlord changes such services) shall be equal in quality to those customarily provided by landlords in comparable buildings in the Waltham area.

4.2 ADDITIONAL SERVICES AVAILABLE TO TENANT

To furnish, at Tenant's expense, reasonable additional Building operation services which are usual and customary in similar office buildings in the Waltham area upon reasonable advance request of Tenant at reasonable rates from time to time established by Landlord.

4.3 ADDITIONAL AIR CONDITIONING EQUIPMENT

In the event Tenant requires additional air conditioning for business machines, meeting rooms or other special purposes, or because of occupancy or excess electrical loads, any additional air conditioning units, chillers, condensers, compressors, ducts, piping and other equipment, such additional air conditioning equipment will be installed and maintained by Landlord at Tenant's sole cost and expense, but only if Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld and if the same will not cause damage or injury to the Building or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants; and Tenant shall reimburse Landlord in such an amounts as will compensate Landlord for the cost incurred by Landlord in operating such additional air conditioning equipment.

4.4 ROOF, EXTERIOR WALL, FLOOR SLAB, AND COMMON FACILITY REPAIR

Except as otherwise provided in Article VI to make such repairs to the roof, exterior walls, floor slabs, and common areas and facilities as may be necessary to keep them in serviceable condition, the expense of which shall be charged in accordance with Section 2.6 or, to the extent any such repairs are required as a result of the acts or omissions of Tenant, its employees, agents, contractors or invitees, shall be payable as additional rent by Tenant to Landlord upon demand.

4.5 DOOR SIGNS AND DIRECTORY

To provide and install, at Tenant's expense, letters or numerals on doors in the Premises to identify Tenant's name and Building address; all such letters and numerals shall be in the building standard graphics and no others shall be used or permitted on the Premises. In addition, Tenant's name shall be listed by Landlord, at Tenant's expense, on the Building directory.

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96




4.6 QUIET ENJOYMENT

Landlord covenants that if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Premises from and against the claims of all persons claiming by, through or under Landlord subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease and to any instrument to which this Lease is subject and subordinate.

                                    ARTICLE V

                               TENANT'S COVENANTS

Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:

5.1 PAYMENTS

To pay when due all Annual Fixed Rent and additional rent and all charges for utility services rendered to the Premises (except as otherwise provided in Exhibit D) and, as further additional rent, all charges for additional services rendered pursuant to Section 4.2;

5.2 REPAIR AND YIELD UP

Except as otherwise provided in Article VI and Section 4.4, to keep the Premises in good order, repair and condition, reasonable wear and tear only excepted, and all glass in windows (except glass in exterior walls of the Building unless the damage thereto is attributable to Tenant's negligence or misuse) and doors of the Premises whole and in good condition with glass of the same quality as that injured or broken (with damage by fire being governed by the applicable provisions of this Lease), and at the expiration or termination of this Lease peaceably to yield up the Premises, and all alterations and additions thereto, in good order, repair and condition, first removing all goods and effects of Tenant and, to the extent specified by Landlord by notice to Tenant, all alterations and additions made by Tenant and all partitions, and repairing any damage caused by such removal and restoring the Premises, and leaving the Premises clean and neat.

Tenant will remove any personal property from the Building and the Premises upon or prior to the expiration or termination of this Lease and any such property which shall remain in the Building or the Premises thereafter shall be conclusively deemed to have been abandoned, and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, then Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of Annual Fixed Rent, additional or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under Section 7.2 hereof or pursuant to law.

5.3 USE

Continuously from the commencement of the Term to use and occupy the Premises for the Permitted Uses, and not to injure or deface the Premises, Building or Property, nor to permit in the Premises any auction sale, vending machine, or inflammable fluids or chemicals, or nuisance, or the emission from the Premises of any objectionable noise or odor, nor to use or devote the Premises or any part thereof for any purpose other than the

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96



Permitted Uses, nor any use thereof which is inconsistent with the maintenance of the Building as an office building of first class quality in maintenance, use and occupancy, or which is improper, offensive, contrary to law or ordinance or liable to invalidate or increase the premiums for any insurance on the Building, its contents or the Property, or liable to render necessary any alteration or addition to the Building of the Property.

5.4 OBSTRUCTIONS, ITEMS VISIBLE FROM EXTERIOR; RULES AND REGULATIONS

Not to obstruct in any manner any portion of the Building not hereby leased or any portion thereof or of the Property used by Tenant in common with others; not without prior consent of Landlord to permit the painting or placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and to comply with all reasonable Rules and Regulations now or hereafter made by Landlord, or which Tenant has been given notice, for the care and use of the Building and Property and their facilities and approaches; Landlord shall not be liable to Tenant for the failure of other occupants of the Property to conform to such Rules and Regulations.

5.5 SAFETY APPLIANCES

To keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant other than normal office use, and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall be construed to broaden in any way Tenant's Permitted Uses.

5.6 ASSIGNMENT; SUBLEASE

Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, voluntarily, by operation of law or otherwise, and that neither the Premises, nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or permitted to be used or occupied, or utilized for desk space or mailing privileges, by anyone other than Tenant, or for any use or purposes other than the Permitted Uses stated in Article 1, or be sublet, or offered or advertised for any of the foregoing. Notwithstanding the foregoing, it is hereby expressly understood and agreed, however, if Tenant is a corporation, that the assignment or transfer of this Lease, and the term and estate hereby granted, to any corporation into which Tenant is merged or with which Tenant is consolidated which corporation shall have a net worth at least equal to that of Tenant immediately prior to such merger or consolidation (such corporation being hereinafter called "ASSIGNEE"), shall not be deemed to be prohibited hereby if, and upon the express condition that, Assignee and Tenant shall promptly execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby Assignee shall agree to be independently bound by and upon all the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed, and whereby Assignee shall expressly agree that the provisions of this Section
5.6 shall, notwithstanding such assignment or transfer, continue to be binding upon Assignee with respect to all future assignments and transfers.

Notwithstanding the foregoing to the contrary, Landlord agrees not to unreasonably withhold its consent to a sublease of all or a portion of the Premises provided that (i) the Premises shall not be subdivided at any time during the Term); (ii) Tenant shall not sublease or advertise or offer to sublease any part of the Premises for a rent which is less than the rent at which space in the Property is then being offered by Landlord; (iii) Tenant

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96




shall not sublease or advertise or offer to sublease any part of the Premises to any entity with which Landlord is then currently negotiating or has within six months prior thereto negotiated for space in the Property, or to any entity which is a tenant of the Property; (iv) the proposed subtenant shall have a business reputation and use which is appropriate for a first class office building; (v) the proposed subtenant has the financial ability to fulfill all of its obligations under the proposed sublease; (vi) Tenant pays to Landlord fifty percent (50%) of the amount by which the rent, additional charges and other compensation received by Tenant from the subtenant exceeds the sum of (A) the rent and additional charges payable by Tenant under the Lease for the comparable portion of the Term minus (B) the reasonable out of pocket expenses incurred by Tenant with respect to the sublease as amortized over the term of the sublease; and (vii) the proposed subtenant agrees in writing, in form acceptable to Landlord in the exercise of reasonable business judgment, that its sublease shall be subject to all of the terms and conditions of this Lease.

If Tenant is an individual who uses and/or occupies the Premises with partners, or if Tenant is a partnership, then:

(i) Each present and future partner shall be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed; and

(ii) In confirmation of the foregoing, Landlord may (but without being required to do so) request (and Tenant shall duly comply) that Tenant, at the time that Tenant admits any new partner to its partnership, shall require each such new partner to execute an agreement in form and substance satisfactory to Landlord whereby such new partner shall agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed, without regard to the time when such new partner is admitted to partnership or when any obligations under any such covenants, etc., accrue.

The listing of any name other than that of Tenant, whether on the doors of the Premises or on the Building directory, or otherwise, shall not operate to vest in any such other person, firm or corporation any right or interest in this Lease or in the premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, at any time and from time to time, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved, then due and hereafter becoming due, but no assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Any consent by Landlord to a particular assignment or subletting shall not in any way diminish the prohibition stated in the first sentence of this Section 5.6 or the continuing liability of the Tenant named in Article 1 as the party-Tenant under this Lease.

No assignment or subletting or use of the Premises by an affiliate of Tenant shall affect the Permitted Uses for which the Premises may be used as stated in
Article 1.


                                       16

                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96





5.7 INDEMNITY, INSURANCE

To defend with counsel first approved by Landlord, save harmless, and indemnify Landlord from any liability for injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and expenses and costs in connection therewith (including without limitation reasonable counsel fees), (i) arising from (a) the omission, fault, willful act, negligence or other misconduct of Tenant, or of Tenant's employees, agents or contractors, or (b) from any use made or thing done or occurring on the Premises not due to the omission, fault, willful act, negligence or other misconduct of Landlord or of Landlord's employees, agents, or contractors, or (ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease; to maintain in responsible companies qualified to do business, and in good standing, in Massachusetts public liability insurance covering the Premises insuring Landlord as well as Tenant with limits which shall, at the commencement of the Term, be at least equal to those stated in Article 1 and from time to time during the Term shall be for such higher limits, if any as are customarily carried in the Waltham area with respect to similar properties, and Workmen's Compensation Insurance with statutory limits covering all of Tenant's employees working in the Premises, and to deposit promptly with Landlord certificates for such insurance, and all renewals thereof bearing the endorsement that the policies will not be canceled until after ten (10) days' written notice to Landlord.

5.8 PERSONAL PROPERTY AT TENANT'S RISK

That all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant, and all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the Lot, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or be borne by Landlord.

5.9 RIGHT OF ENTRY

To permit Landlord and its agents: to examine the Premises at reasonable times and, if Landlord shall so elect, to make any repairs or replacements Landlord may deem necessary; to remove, at Tenant's expense, any alterations, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing; and to show the Premises to prospective Tenants during the eighteen months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times.

Without incurring any liability to Tenant, Landlord may permit access to the Premises and open the same, whether or not Tenant shall be present, upon any demand or any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purposes of taking possession of, or removing, Tenant's property or for any other lawful purposes (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the premises), or upon demand of any representation of the fire, police, building, sanitation or other department of the city, state or federal governments.


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5.10 FLOOR LOAD; PREVENTION OF VIBRATION AND NOISE

Not to place a load upon the Premises exceeding an average rate of 90 pounds of live load per square foot of floor area (partitions shall be considered as part of the live load); Landlord reserves the right to prescribe the weight and position of all safes, files and heavy equipment which Tenant desires to place in the Premises so as properly to distribute the weight thereof; Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building shall be so installed, maintained and used by Tenant as to eliminate such vibration or noise.

5.11 PERSONAL PROPERTY TAXES

To pay promptly when due all taxes which may be imposed upon personal property (including without limitation, fixtures and equipment) in the Premises to whomever assessed.

5.12 PAYMENT OF LITIGATION EXPENSES

As additional rent, to pay all reasonable costs, counsel and other fees incurred by Landlord in connection with the enforcement by Landlord of any obligations of Tenant under this Lease.

5.13 COMPLIANCE WITH INSURANCE REGULATIONS

Not to do or permit to be done any act or thing upon the Premises which will invalidate or be in conflict with the terms of the Massachusetts standard form of fire, boiler, sprinkler, water damage or other insurance policies covering the Building and the fixtures and property therein; Tenant shall, at its own expense, comply with all rules, regulations, and requirements of the National Board of Fire Underwriters or any state or other similar body having jurisdiction, and shall not knowingly do or permit anything to be done in or upon the Premises in a manner which increases the rate of fire insurance upon the Building, the Property or on any property or equipment located therein.

5.14 SUBJECT TO APPLICABLE LAW

Notwithstanding any provision of this Lease to the contrary, Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any person, for any injury, loss, damage or liability to the extend such indemnity, hold harmless or exoneration is prohibited by law, provided Tenant agrees that, prior to making any claims against Landlord (and, to the extent Tenant is successful, in place of any such claims), Tenant shall pursue all other available remedies including, without limitation, seeking recovery under Tenant's insurance policies.

5.15 REQUIREMENTS OF LAW - FINES AND PENALTIES

Tenant, at its sole expense, shall comply with all laws, rules, orders and regulations, including, without limitation, all energy-related requirements, of Federal, State, County and Municipal Authorities and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to or arising out of Tenant's use or occupancy of the Premises. Tenant shall reimburse and compensate Landlord for all expenditures made by, or damages or fines sustained or incurred by, Landlord due to nonperformance or noncompliance with or breach or failure to observe any item, covenant, or condition of this Lease upon Tenant's part to be kept, observed,

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96




performed or complied with. If Tenant receives notice of any violation of law, ordinance, order or regulation applicable to the Premises, it shall give prompt notice thereof to Landlord.

                                   ARTICLE VI

                               CASUALTY AND TAKING

6.1 Termination or Restoration; Rent Adjustment

In case during the Term all or any part of the Premises or the Building or the Property are damaged materially by fire or other casualty or by action of public or other authority in consequence thereof, or are taken by eminent domain or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, this Lease shall terminate at Landlord's election, which may be made notwithstanding Landlord's entire interest may have been divested, by notice given to Tenant within six (6) months after the casualty or taking specifying the effective date of termination. The effective date of termination specified by Landlord shall not be less than 15 nor more than 30 days after the date of notice of such termination. Unless terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect following any such damage or taking, subject, however, to the following provisions. If in any such case the Premises are rendered unfit for use and occupation and this Lease is not so terminated, Landlord shall use due diligence (following the expiration of the period in which Landlord may terminate this Lease pursuant to the foregoing provisions of this Section 6.1), subject to the then applicable statutes, building codes, zoning ordinances, and regulations of any governmental authority and at the expense of Landlord (but only to the extent of insurance proceeds made available to Landlord) to put the Premises, or in case of taking what may remain thereof (excluding in case of both casualty and taking any items installed or paid for by Tenant which Tenant may be required to remove pursuant to Section 5.2), into proper condition for use and occupation and a just proportion of the Annual Fixed Rent and additional rent according to the nature and extent of the injury shall be abated from the date of such casualty or taking until the Premises or such remainder shall have been put by Landlord in such condition; and in case of taking which permanently reduces the area of the Premises, a just proportion of the Annual Fixed Rent and additional rent shall be abated for the remainder of the Term.

6.2 EMINENT DOMAIN

Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building and Property, and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from to time request. Tenant hereby irrevocably designates and appoints Landlord as its attorney-in-fact to execute and deliver in Tenant's name and behalf all such further assignments thereof. Notwithstanding the foregoing to the contrary, Tenant shall have the right to retain any separate award for the Tenant's relocation expenses which does not reduce Landlord's award.

6.3 TEMPORARY TAKING

In the event of a taking of the Premises or any part thereof for temporary use (less than 365 days), (i) this Lease shall be and remain unaffected thereby and rent shall not abate, and (ii)

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96





Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Section
5.2 with respect to surrender of the Premises and upon such payment shall be excused from such obligations.

                                   ARTICLE VII

                                     DEFAULT

7.1 EVENTS OF DEFAULT

If (a) Tenant shall neglect or fail to perform or observe any of Tenant's covenants or agreements herein, including the obligation to pay, when due, Annual Fixed Rent or additional rent, and such failure continues, in the case of Annual Fixed Rent or additional rent, for more than ten (10) days after written notice of such default, or in any other case, for more than thirty (30) days after written notice of such default and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in thirty (30) days, provided however, that no such notice need be given and no such default shall be curable if on two (2) prior occasions within the same calendar year there had been a default which had been cured after notice thereof had been given by Landlord to Tenant as herein provided (i.e. Landlord shall have the right in any such event to terminate the Lease immediately upon the occurrence of such default without giving Tenant any opportunity to cure such default) or if Tenant or any guarantor or any guarantor of any of Tenant's obligations under this Lease, (b) is not paying its debts as such debts become due, becomes insolvent, seeks relief under any chapter of the U.S. Bankruptcy Code (or any insolvency or similar law of any jurisdiction), or
(c) proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors; or (d) makes an assignment or trust mortgage for the benefit of creditors or (e) if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property or business of Tenant or such guarantor, or (f) Tenant shall desert or abandon the Premises or the same shall become, or appear to have become, vacant (whether or not the key shall have been surrendered or the rent shall have been paid), or (g) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) desolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under Section 5.6 hereof then, in any such case, whether or not the Term shall have begun, Landlord may immediately, or at any time while such default exists and without further notice, terminate this Lease by entry by Landlord or upon the giving of notice to Tenant, and this Lease shall come to an end as fully and completely as if such date were the date herein originally fixed for the expiration of the Term, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

7.2 DAMAGES

In the event that this Lease is terminated under any of the provisions contained in Section 7.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved there shall be included, in addition to the Annual Fixed Rent and all additional rent, the value of all other considerations agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96





cumulative obligation after any such ending to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant Tenant shall be credited with any amount paid to Landlord as compensation as in this Section 7.2 provided and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 7.2, Landlord may by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in Section 7.1 or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Annual Fixed Rent and additional rent accrued under Section 2.5, 2.6 and 2.7 in the 12 months ended next following such termination plus the amount of Annual Fixed Rent and additional rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 7.2 up to the time of payment of such liquidated damages.

Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1 COMPUTATION OF RENTABLE FLOOR AREAS

For all purposes of this Lease, the rentable floor area is the gross area of Tenant's Space measured from the plane of the inside surface of the exterior glass line to the middle of the demising walls, and adding a pro-rata share of all Building common areas, but allowing no deductions for columns or projections within such Tenant's Space. For purposes hereof, the Building common areas shall include (a) any public elevator shafts, elevator machine rooms, machinery shafts, and common stairways and stairwells, (b) on multi-tenant floors, restrooms, elevator lobby, janitor closets, common corridors, and mechanical rooms, and (c) the first and third floor lobbies, and electrical equipment and mechanical rooms.

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96




8.2 NOTICE OF LEASE; CONSENT OF APPROVAL; NOTICES; BIND AND INURE

(a) The titles of the Articles are for convenience only and are not to be considered in construing this Lease.

(b) Tenant agrees not to record this Lease, but upon request of either party both parties shall execute and deliver a notice of this Lease in form appropriate for recording or registration, and if this Lease is terminated before the term expires, an instrument in such form acknowledging the date of termination.

(c) Whenever any notice, approval, consent, request or election is given or made pursuant to this Lease it shall be in writing. Communications and payments shall be addressed if to Landlord at Landlord's Original Address or at such other address as may have been specified by prior notice to Tenant, and if to Tenant, at Tenant's Original Address or at such other place as may have been specified by prior notice to Landlord. Any communication so addressed shall be deemed duly given when mailed by registered or certified mail, return receipt requested. If Landlord by notice to Tenant at any time designates some other person to receive payments or notices, all payments or notices thereafter by Tenant shall be paid or given to the person designated until notice to the contrary is received by Tenant from Landlord.

(d) The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that only the original Landlord named herein shall be liable for obligations accruing before the beginning of the Term, and thereafter the original Landlord named herein and each successive owner of the Premises shall be liable only for obligations accruing during the period of ownership.

8.3 LANDLORD'S FAILURE TO ENFORCE

The failure of Landlord to seek redress for violation of, or to insist upon strict performance of, any covenant or condition of this Lease, or with respect to such failure of Landlord to enforce any of the Rules and Regulations referred to in Section 5.4, whether heretofore or hereafter adopted by Landlord, shall not be deemed a waiver of such violation nor prevent a subsequent act which would have originally constituted a violation, from having all the force and effect of an original violation, nor shall the failure of Landlord to enforce any of said Rules and Regulations against any other tenant of the Property be deemed a waiver of any such Rule or Regulation. The receipt by Landlord of Annual Fixed Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant, to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

8.4 ACCEPTANCE OF PARTIAL PAYMENTS OF RENT; DELIVERY OF KEYS

No acceptance by Landlord of a lesser sum than the Annual Fixed Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlords right to recover the balance of such installment or pursue any other remedy in this Lease provided. The delivery of keys to any

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96



employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or surrender of the Premises.

8.5 CUMULATIVE REMEDIES

The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

8.6 PARTIAL INVALIDITY

If any term of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

8.7 SELF-HELP

If Tenant shall at any time fail to promptly perform any obligation under this Lease, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the rate of 2 1/2 percentage points over the then prevailing prime rate as set forth in The Wall Street Journal) and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

8.8 TENANT'S ESTOPPEL CERTIFICATE

Tenant agrees from time to time, upon not less than fifteen (15) days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and additional rent and to perform its other covenants under this Lease and that there are no uncured defaults of Landlord or Tenant under this lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail), and the dates to which the Annual Fixed Rent, additional rent and other charges have been paid. Any such statement delivered pursuant to this Section 8.8 may be relied upon by a prospective purchaser or mortgagee of the Premises or any prospective assignee of any mortgagee of the Premises. Time is of the essence in respect of any such requested certificate, Tenant hereby acknowledging the importance of such certificates in mortgage financing arrangements, prospective sale and the like. Tenant hereby appoints Landlord Tenant's attorney-in-fact in its name and behalf to execute such statement if Tenant shall fail to execute such statement within such fifteen-(15)-day period.

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96



8.9 WAIVER OF SUBROGATION

In any case in which Tenant shall be obligated to pay to Landlord any loss, cost, damage, liability, or expense suffered or incurred by Landlord, Landlord shall allow to Tenant as an offset against the amount thereof (i) the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable, and (ii) if such loss, cost, damage, liability or expense shall have been caused by a peril against which Landlord has agreed to procure insurance coverage under the terms of this Lease, the amount of such insurance coverage, whether or not actually procured by Landlord.

In any case in which Landlord or Landlord's agents shall be obligated to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord and Landlord's agents as an offset against the amount thereof (i) the net proceeds of any insurance collected by Tenant for or on account of such loss, cost, damage, liability, or expense, provided that the allowance of such offset does not invalidate the policy or policies under which such proceeds were payable and (ii) the amount of any loss, cost, darnage, liability or expense caused by a peril covered by fire insurance with the broadest form of property insurance generally available on property in buildings of the type of the Building, whether or not actually procured by Tenant.

The parties hereto shall each procure an appropriate clause in, or endorsement on, any property insurance policy covering the premises and the Building and personal property, fixtures and equipment located thereon and therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery. Having obtained such clauses and/or endorsements each party hereby agrees that it will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from firm or other perils covered by such property insurance.

8.10 ALL AGREEMENTS CONTAINED

This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealings between them with respect to such subject matter.

8.11 BROKERAGE

Landlord and Tenant each warrant that they have had no dealings with any broker or agent other than LYNCH MURPHY WALSH & PARTNERS and RADER PROPERTIES in connection with the Lease and covenant to defend, hold harmless and indemnify each other from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent claiming by or through them with respect to dealings in connection with this Lease or the negotiation thereof

8.12 SUBMISSION NOT AN OPTION

The submission of this Lease or a summary of some or all of its provisions for examination does not constitute a reservation of or option for the Premises or an offer to lease.

8.13 APPLICABLE LAW

This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

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                   KBFIII/SOFTWARE DEVELOPER's COMPANY/5.1.96






8.14 WAIVER OF JURY TRIAL

Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other, on or in respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, and/or claim of injury or damages.

8.15 HOLDOVER

If Tenant or anyone claiming under Tenant shall remain in possession of the Premises or any part thereof after the expiration or prior termination of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, then, prior to the acceptance of any payments for rent or use and occupancy by Landlord, the person remaining in possession shall be deemed a tenant-at-sufferance. Whereas the parties hereby acknowledge that Landlord may need the Premises after the expiration or prior termination of the term of the Lease for other tenants and that the damages which Landlord may suffer as the result of Tenant's holding-over cannot be determined as of the date of this Lease, in the event that Tenant so holds over, Tenant shall pay to Landlord in addition to all rental and other charges due and accrued under the Lease prior to the date of termination, charges (based upon the fair market rental value of the Premises) for use and occupation of the Premises thereafter and, in addition to such sums and any and all other rights and remedies which Landlord may have at law or in equity, an additional use and occupancy charge in the amount of fifty percent (50%) of either the Annual Fixed Rent and other charges calculated (on a daily basis) at the highest rate payable under the terms of this Lease, but measured from the day on which Tenant's hold-over commenced and terminating on the day on which Tenant vacates the Premises or the fair market rental value of the Premises for such period, whichever is greater. Notwithstanding the foregoing, Landlord shall have the right to elect to recover any other damages which Landlord is permitted to recover under this Lease in lieu of said liquidated damages by giving Tenant written notice of such election. From and after the date on which Landlord gives Tenant such notice, said liquidated damages shall cease to accrue and Tenant shall be liable to Landlord for any damages recoverable under this Lease which accrue thereafter.

8.16 ARBITRATION

Any disputes relating to provisions or obligations in this Lease as to which a specific provision for a reference to arbitration is made herein shall be submitted to arbitration in accordance with the provisions of applicable state law, as from time to time amended, provided that in no event shall Tenant have the right to require arbitration of any matter relating to Tenant's obligation to pay Annual Fixed Rent, additional rent or any other charges. Arbitration proceedings, including the selection of an arbitrator, shall be conducted pursuant to the rules, regulations and procedures from time to time in effect as promulgated by the American Arbitration Association. Prior written notice of application by either party for arbitration shall be given to the other at least ten (10) days before submission of the application to the said Association's office in the city wherein the Building is situated (or the nearest other city having an Association office). The arbitrator shall hear the parties and their evidence. The decision of the arbitrator shall be binding and conclusive, and judgment upon the award or decision of the arbitrator may be entered in the Superior Court of the Commonwealth of Massachusetts. The parties consent to the jurisdiction of the Superior Court of the Commonwealth of Massachusetts and further agree that any process or notice of motion or other application to the Superior Court or a Judge thereof may be served outside the Commonwealth of Massachusetts by registered mail or

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by personal service,  provided a reasonable time for appearance is allowed.  The costs and expenses of each arbitration hereunder and their apportionment between the parties shall be determined by the arbitrator in his award or decision. No arbitrable dispute shall be deemed to have arisen under this Lease prior to (i) the expiration of the period of twenty (20) days after the date of the giving of written notice by the party asserting the existence of the dispute together with a description thereof sufficient for an understanding thereof; and (ii) where a Tenant payment is in issue, the amount billed by Landlord having been paid by Tenant.

8.17 INABILITY TO PERFORM

This Lease and the obligations of Tenant to pay rent hereunder and perform all the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacement, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Landlord's reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each such instance or inability of Landlord to perform, Landlord shall exercise reasonable diligence to eliminate the cause of such inability to perform.

8.18 EXCULPATORY CLAUSE

Neither Tenant or any person or entity claiming by, through or under Tenant shall not assert or seek to enforce any claim or breach of this Lease against any of Landlord's assets other than Landlord's equity interest in the Building and in the uncollected rents, issues and profits thereof, and Tenant and such parties shall look solely to such interest for the satisfaction of any liability of Landlord or Landlord's agents under this Lease or otherwise, it being specifically agreed that in no event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals, agents (including, without limitation, Landlord's managing agent for the Property) or representatives, and the like, disclosed or undisclosed, thereof) ever by personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than the Landlord's interest in the Building, as aforesaid. In no event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals, agents (including, without limitation, Landlord's managing agent for the Property) or representatives and the like, disclosed or undisclosed, thereof) ever be liable for consequential damages. If by reason of Landlord's failure to complete construction of the Premises, Landlord shall be held to be in breach of this Lease, Tenant's sole and exclusive remedy shall be a right to terminate this Lease.

8.19 PARTIES BOUND - SEISIN OF TITLE

The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned

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   in each instance where a party hereto is named or referred to, except that no violation of the provisions of Section 5.6 hereof shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this
   Section 8.19 shall not be construed as modifying the default provisions contained in Article VII hereof.

  If, in connection with or as a consequence of the sale, transfer or other disposition of Landlord's interest in the Building or Property, any party who is Landlord ceases to be the owner of the reversionary interest in the Premises, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Landlord.

                                   ARTICLE IX
                    RIGHTS OF PARTIES HOLDING PRIOR INTERESTS

  9.1 Lease Subordinate

  This Lease shall be subject and subordinate to any mortgage now or hereafter on the Property or Building, or both, which are separately and together hereinafter in this Article IX referred to as "the mortgaged premises", and to each advance made or hereafter to be made under any mortgage, and to all renewals, modifications, consolidation, replacements and extensions thereof and all substitutions therefor, provided that the holder thereof enters into an agreement with Tenant by the terms of which such holder will agree to recognize the rights of tenant under this Lease and to accept Tenant as tenant of the Premises under the teens and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and Tenant will agree to recognize the holder of such mortgage as Landlord in such event, which agreement shall be made expressly to bind and inure to the benefit of the successors and assigns of Tenant and of the holder and upon anyone purchasing the Premises at any foreclosure sale, provided however, that such holder shall not: (i) be liable for any previous act or omission of Landlord under this Lease; (ii) be subject to any offset, defense or counterclaim which shall theretofore have accrued to Tenant against
  Landlord; (iii) have any obligation with respect to any security deposit unless it shall have been paid over or physically delivered to such successor; or (iv) be bound by any previous modification of this Lease or by any previous payment of Annual Fixed Rent for a period greater than one (1) month, made without the consent of such holder where such consent is required by the applicable instrument. Notwithstanding the foregoing any such holder may at its election subordinate its mortgage to this Lease without the consent or approval of Tenant. Tenant and Landlord agree to execute and deliver any appropriate instruments necessary to carry out the agreements contained in this Section 9.1. Tenant acknowledges that, where applicable, any consent or approval hereafter given by Landlord may be subject to the further consent or approval of the holder; and the failure or refusal of such holder to give such consent or approval shall, notwithstanding anything to the contrary in this Lease contained, constitute reasonable justification for Landlord's withholding its consent or approval. Tenant hereby irrevocably constitutes and appoints Landlord or any holder, and their respective successors in interest, acting singly, Tenant's attorney-in-fact to execute and deliver any such certificate or instrument for, on behalf and in the name of Tenant, but only if Tenant fails to execute, acknowledge and deliver any such certificate or instrument within ten ( 10) days after Landlord or such holder has made written request therefor.

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9.2 RIGHTS OF HOLDER OF MORTGAGE  TO NOTICE OF DEFAULTS BY LANDLORD  AND TO CURE
    SAME

No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying act or failure to act on the part of Landlord which could or would give basis to Tenant's rights; and (ii) such mortgagees after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter; but nothing contained in this Section 9.3 shall be deemed to impose any obligation on any such mortgagees to correct or cure any condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises if the mortgagee elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.

EXECUTED as a sealed instrument in two or more counterparts on the day and year first above written.

LANDLORD:

K/B Fund III

/s/ Mark F. Tassinari

Mark F. Tassinari
Vice President

Hereunto Duly Authorized



TENANT:

The Software Developer's Company, Inc.

/S/ Barry N. Bycoff

Barry N. Bycoff
President and Chief Executive Officer

Hereunto Duly Authorized